ANNUAL REPORT
DECEMBER 31, 2000

MUTUAL BEACON FUND

[FRANKLIN TEMPLETON INVESTMENTS LOGO]
PAGE
      Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF LAWRENCE SONDIKE]              [PHOTO OF DAVID J. WINTERS]

LAWRENCE SONDIKE                         DAVID J. WINTERS
Portfolio Managers
Mutual Beacon Fund

PETER A. LANGERMAN
Chief Executive Officer
Franklin Mutual Advisers, LLC

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SHAREHOLDER LETTER

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Your Fund's Goal: Mutual Beacon Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund may also invest in foreign securities.
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Dear Shareholder:

We are pleased to bring you this annual report for Mutual Beacon Fund, covering the period ended December 31, 2000. The U.S. economy generally experienced strong growth during the first half of the 12-month period despite three Federal Reserve Board interest-rate hikes. The economy progressively cooled down during the second half of the year, however, reflecting weakening consumer demand, higher interest rates, a tight labor market, record fuel costs and a persistently strong dollar. U.S. and European equity markets experienced enormous volatility during the period.

Despite the Standard & Poor's 500(R) (S&P 500(R)) Composite Index's volatility during the first three quarters of the year, the index ended the nine months


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.


CONTENTS

Shareholder Letter ............................................................1

Performance Summary ...........................................................8

Financial Highlights &  Statement of Investments .............................12

Financial Statements .........................................................27

Notes to Financial Statements ................................................31

Independent Auditors' Report .................................................39

Tax Designation ..............................................................40


[PYRAMID GRAPHIC]
PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/00

[BAR CHART]

U.S.                                                                       55.1%
U.K.                                                                        7.7%
France                                                                      2.3%
Netherlands                                                                 1.9%
Sweden                                                                      1.7%
Switzerland                                                                 1.6%
Irish Republic                                                              1.5%
Japan                                                                       1.3%
Canada                                                                      1.1%
Other Countries                                                             2.8%
Fixed Income Securities                                                     7.2%
Government Agencies & Other Net Assets                                     15.8%

virtually unchanged in value.(1) However, a combination of an increasing number of corporate earnings warnings, weakening economic data, and a contested presidential election process resulted in downward trending equity markets during the fourth quarter, with the S&P 500 reaching a 52-week low by mid-December. The markets seemed particularly unnerved by the many negative earnings surprises occurring among technology companies whose businesses were previously perceived to be impervious to a slowing economy. Investors' shaken confidence in technology stocks was evident by the Nasdaq Composite Index's more than 50% drop from its peak on March 10, 2000 through year-end.(2) Many dot-com stocks experienced an even more devastating loss in value of 90% or more.

Within this environment, Mutual Beacon Fund - Class Z posted a 14.33% 12-month cumulative total return as shown in the Performance Summary beginning on page 8. This compares favorably with its benchmarks, the S&P 500, which declined 9.11%, and the Lipper Multi-Cap Value Funds Average, which increased only 8.86% during the same period.(3) The Fund's outperformance relative to these indexes was largely due to our


1. Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Standard and Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes more than 4,000 companies.
3. Sources: Standard and Poor's Micropal; Lipper Inc. The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 524 mutual funds (including Mutual Beacon Fund) within the Multi-Cap Value investment objective. Lipper calculations do not include sales charges; past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have been different. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2
PAGE
disciplined value and special situations approach. Our investment style of buying stocks trading at large discounts to the underlying value of the company's assets prevented us from being drawn blindly into the technology mania. As a result, our portfolio did not suffer from that sector's severe decline during the year. Instead, we focused our efforts on buying high-quality, undervalued stocks we believed had been misunderstood, unduly ignored by investors, or over-penalized by the market's recessionary fears.

Burlington Resources is an example of how we were able to convert a contrarian viewpoint into a profitable investment. When the natural gas market was depressed in late 1999, we believed that energy prices and select producers' stock prices reflected a worst-case scenario. We were able to establish a position in natural gas producer Burlington Resources around $30 when the stock was trading at 11 times earnings and at more than a 30% discount to its net asset value. One year later, natural gas prices have tripled reflecting a supply and demand imbalance caused by strong economic growth and extreme weather patterns colliding with historically low natural gas inventories. The stock nearly doubled from its lows of the year and was one of the top contributors to the Fund's performance.

One of the unique aspects of Mutual Beacon Fund's history has always been our willingness to become involved in complicated corporate restructurings (on both the debt and equity sides) when we believe the company is trading at a significant discount to its intrinsic value. Lagardere, a French media enterprise, is one such company, which transformed from a diverse, unfocused, industrial conglomerate to a more


 TOP 10 HOLDINGS
 12/31/00

 COMPANY                                                              % OF TOTAL
 INDUSTRY, COUNTRY                                                    NET ASSETS
--------------------------------------------------------------------------------
 Canary Wharf Group PLC                                                     3.0%
 Real Estate, U.K.

 Federated Department Stores Inc.                                           2.5%
 Multiline Retail, U.S.

 Telephone & Data Systems Inc.                                              2.4%
 Diversified Telecommunication Services, U.S.

 Washington Post Co., B                                                     1.9%
 Media, U.S.

 AT&T Corp. -
 Liberty Media Group, A                                                     1.8%
 Media, U.S.

 Scripps Co., A                                                             1.8%
 Media, U.S.

 May Department Stores Co.                                                  1.7%
 Multiline Retail, U.S.

 Heller Financial Inc.                                                      1.6%
 Diversified Financials, U.S.

 Lagardere SCA                                                              1.5%
 Media, France

 Railtrack Group PLC                                                        1.5%
 Road & Rail, U.K.

                                                                               3
PAGE
 TOP 10 INDUSTRIES
 Based on Equity Securities
 12/31/00

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
 Media                                                                     13.4%

 Diversified Financials                                                     9.0%

 Insurance                                                                  6.6%

 Diversified Telecommunication Services                                     6.2%

 Multiline Retail                                                           5.1%

 Real Estate                                                                4.2%

 Road & Rail                                                                3.5%

 Banks                                                                      2.8%

 Paper & Forest Products                                                    2.8%

 Chemicals                                                                  2.5%


streamlined entity. The French investment community ignored the company as too complex to bother with analyzing, and indeed, dissecting the company's structure was arduous and time-consuming. However, upon investigation, we learned that Lagardere was committed to growing their asset values and divesting their lower-margin, non-core industrial activities, and we purchased shares at a very large discount to our estimate of intrinsic value. Earlier in 2000, enthusiasm for media assets reached a frenzied pitch, and we substantially reduced our holdings in Lagardere as the shares traded at our intrinsic value. Yet, when the share price declined as investor optimism faded, we bought them again at what we felt was a significant discount.

We believe some of the most compelling values today can be found in the telecommunications and media industries, areas that experienced significant selling pressure over the past 12 months. Liberty Media and Telephone & Data Systems (TDS) are examples of stocks whose share prices declined in 2000; however, given our confidence in their underlying business models, we sought opportunities to increase our positions at lower prices. Liberty Media, operated under the stewardship of brilliant dealmaker John Malone, is a diversified media and telecommunications conglomerate with private and publicly-traded holdings in well-known assets such as Discovery Communications, Starz/Encore, QVC, Sprint PCS, News Corporation and Time Warner. TDS is a wireless and wireline phone corporation, which owns 14% of VoiceStream Wireless, a company currently in the process of being acquired at a premium for cash and stock by Deutsche Telecom. The consideration being offered for VoiceStream alone comprises


4
PAGE
almost the entire TDS equity value. In addition to media and telecommunications, we have also added to our positions in beaten-down retailers, including Federated Department Stores and May Department Stores.

During the reporting period, we reduced the portfolio's foreign weighting of equity and debt securities by more than 11 percentage points, ending the period at 24% of total net assets. For example, we sold our entire position in French pharmaceutical company Aventis and a substantial portion of our holding in Swedish conglomerate Investor. In both cases, these stocks appreciated significantly, and we felt they were no longer cheap enough to justify retaining the full position.

Throughout the year, we continued to seek out undervalued opportunities in the risk arbitrage and bankruptcy areas. On the bankruptcy side, several factors contributed to the significant increase in the supply of distressed debt we were seeing. First, as telecommunications and satellite stock valuations collapsed, the high yield markets closed to start-up ventures needing additional financing. Second, the rising claims and settlement values reached in asbestos litigation resulted in a rash of bankruptcy filings among industrial companies. Third, many industries, such as cinemas, that had over-borrowed to expand started to buckle with deteriorating economic fundamentals. Finally, we saw a greater number of large-capitalization distressed situations (e.g., Xerox). As a final note, our equity stake in Canary Wharf, which originated in the portfolio as a bankruptcy investment and went public in 1999, appreciated 17.63% in 2000 and was the third largest contributor to Mutual Beacon Fund's performance.


                                                                               5
PAGE
Looking forward, we will continue to search for undervalued domestic and foreign investments that can provide our shareholders with excellent, long-term, low-risk returns. With our rigorous, fundamental research and our three-pronged approach to value, combining bargain stocks, bankruptcies and deal investing, we believe Mutual Beacon Fund is well-positioned to capitalize on today's volatile marketplace.

We appreciate your participation in Mutual Beacon Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,



/s/ LAWRENCE SONDIKE

Lawrence Sondike



/s/ DAVID J. WINTERS

David J. Winters
Portfolio Managers
Mutual Beacon Fund


6
PAGE
--------------------------------------------------------------------------------
 The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

 It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


                                                                               7
PAGE
PERFORMANCE SUMMARY AS OF 12/31/00
Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge. Thus total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

* Past expense reductions by the Fund's manager increased the Fund's total return. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS Z                                  CHANGE         12/31/00        12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.46          $13.38          $13.84
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                         $0.4395
Short-Term Capital Gain                 $0.6765
Long-Term Capital Gain                  $1.1837
                                        -------
      Total                             $2.2997

CLASS A                                  CHANGE         12/31/00        12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.47          $13.34          $13.81
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                         $0.3895
Short-Term Capital Gain                 $0.6765
Long-Term Capital Gain                  $1.1837
                                        -------
      Total                             $2.2497

CLASS B                                  CHANGE         12/31/00        12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.51          $13.18          $13.69
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                         $0.3236
Short-Term Capital Gain                 $0.6765
Long-Term Capital Gain                  $1.1837
                                        -------
      Total                             $2.1838

CLASS C                                  CHANGE         12/31/00        12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.47         $13.28          $13.75
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                         $0.2954
Short-Term Capital Gain                 $0.6765
Long-Term Capital Gain                  $1.1837
                                        -------
      Total                             $2.1556

Mutual Beacon Fund paid distributions derived from long-term capital gains totaling $1.1837 per share in June and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


8
PAGE
PERFORMANCE

CLASS Z                                  1-YEAR          5-YEAR          10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)               14.33%         103.73%          381.36%

Average Annual Total Return(2)           14.33%          15.30%           17.02%

Value of $10,000 Investment(3)          $11,433         $20,373          $48,136

                                                                       INCEPTION
CLASS A                                  1-YEAR          3-YEAR        (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               13.89%          35.25%           76.54%

Average Annual Total Return(2)            7.36%           8.43%           12.99%

Value of $10,000 Investment(3)          $10,736         $12,747          $16,638

                                                                       INCEPTION
CLASS B                                                  1-YEAR         (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                               13.19%           30.54%

Average Annual Total Return(2)                            9.34%           12.49%

Value of $10,000 Investment(3)                          $10,934          $12,654

                                                                       INCEPTION
CLASS C                                  1-YEAR          3-YEAR        (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               13.21%          32.76%           71.95%

Average Annual Total Return(2)           11.11%           9.54%           13.62%

Value of $10,000 Investment(3)          $11,111         $13,145          $17,024

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.                            9
PAGE
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

CLASS Z                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                    14.33%

5-Year                                                                    15.30%

10-Year                                                                   17.02%

[LINE GRAPH]

This graph compares the performance of Mutual Beacon Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and Lipper Multi-Cap Value Funds Average from 1/1/91-12/31/00.

                    MUTUAL BEACON                             LIPPER MULTI-CAP
    DATE            FUND - CLASS Z          S&P 500          VALUE FUNDS AVERAGE
    ----            --------------          -------          -------------------
 01/01/1991            $10,000              $10,000               $10,000
 12/31/1991            $11,760              $13,047               $12,914
 12/31/1992            $14,456              $14,041               $14,461
 12/31/1993            $17,771              $15,457               $16,594
 12/31/1994            $18,768              $15,661               $16,538
 12/31/1995            $23,627              $21,546               $21,820
 12/31/1996            $28,633              $26,493               $26,241
 12/31/1997            $35,217              $35,331               $33,179
 12/31/1998            $36,050              $45,428               $36,311
 12/31/1999            $42,104              $54,986               $38,852
 12/31/2000            $48,136              $49,977               $42,295


AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                     7.36%

3-Year                                                                     8.43%

Since Inception (11/1/96)                                                 12.99%

[LINE GRAPH]

This graph compares the performance of Mutual Beacon Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and Lipper Multi-Cap Value Funds Average from 11/1/96-12/31/00.

                    MUTUAL BEACON                             LIPPER MULTI-CAP
    DATE            FUND - CLASS A          S&P 500          VALUE FUNDS AVERAGE
    ----            --------------          -------          -------------------
 11/01/1996             $9,425              $10,000               $10,000
 11/30/1996             $9,895              $10,756               $10,667
 12/31/1996            $10,038              $10,543               $10,610
 01/31/1997            $10,381              $11,202               $11,017
 02/28/1997            $10,598              $11,289               $11,105
 03/31/1997            $10,451              $10,825               $10,742
 04/30/1997            $10,512              $11,472               $11,052
 05/31/1997            $10,938              $12,170               $11,765
 06/30/1997            $11,255              $12,715               $12,188
 07/31/1997            $11,873              $13,728               $13,072
 08/31/1997            $11,747              $12,959               $12,761
 09/30/1997            $12,322              $13,669               $13,413
 10/31/1997            $11,920              $13,212               $12,905
 11/30/1997            $12,094              $13,824               $13,194
 12/31/1997            $12,302              $14,062               $13,409
 01/31/1998            $12,232              $14,218               $13,346
 02/28/1998            $12,887              $15,243               $14,278
 03/31/1998            $13,428              $16,024               $14,907
 04/30/1998            $13,603              $16,186               $14,977
 05/31/1998            $13,638              $15,907               $14,643
 06/30/1998            $13,542              $16,553               $14,689
 07/31/1998            $13,211              $16,376               $14,205
 08/31/1998            $11,398              $14,008               $12,076
 09/30/1998            $11,149              $14,906               $12,639
 10/31/1998            $11,816              $16,118               $13,631
 11/30/1998            $12,491              $17,094               $14,239
 12/31/1998            $12,550              $18,079               $14,677
 01/31/1999            $12,771              $18,835               $14,730
 02/28/1999            $12,617              $18,249               $14,310
 03/31/1999            $13,193              $18,979               $14,715
 04/30/1999            $14,228              $19,713               $15,852
 05/31/1999            $14,372              $19,248               $15,787
 06/30/1999            $14,757              $20,316               $16,304
 07/31/1999            $14,444              $19,683               $15,880
 08/31/1999            $13,916              $19,584               $15,355
 09/30/1999            $13,554              $19,048               $14,710
 10/31/1999            $13,925              $20,253               $15,175
 11/30/1999            $14,258              $20,664               $15,252
 12/31/1999            $14,608              $21,881               $15,700
 01/31/2000            $14,249              $20,783               $14,988
 02/29/2000            $13,836              $20,390               $14,345
 03/31/2000            $15,211              $22,384               $15,872
 04/30/2000            $15,031              $21,711               $15,818
 05/31/2000            $15,222              $21,266               $15,962
 06/30/2000            $15,029              $21,789               $15,637
 07/31/2000            $15,413              $21,449               $15,699
 08/31/2000            $16,046              $22,781               $16,704
 09/30/2000            $16,080              $21,578               $16,494
 10/31/2000            $16,351              $21,487               $16,848
 11/30/2000            $15,922              $19,794               $16,127
 12/31/2000            $16,638              $19,891               $16,990

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


10
PAGE
AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                     9.34%

Since Inception (1/1/99)                                                  12.49%

CLASS B (1/1/99-12/31/00)

[LINE GRAPH]

This graph compares the performance of Mutual Beacon Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and Lipper Multi-Cap Value Funds Average from 1/1/99-12/31/00.

                    MUTUAL BEACON                             LIPPER MULTI-CAP
    DATE            FUND - CLASS B          S&P 500          VALUE FUNDS AVERAGE
    ----            --------------          -------          -------------------
 01/01/1999            $10,000              $10,000               $10,000
 01/31/1999            $10,160              $10,418               $10,036
 02/28/1999            $10,031              $10,094                $9,750
 03/31/1999            $10,481              $10,498               $10,026
 04/30/1999            $11,291              $10,904               $10,800
 05/31/1999            $11,398              $10,647               $10,756
 06/30/1999            $11,693              $11,238               $11,108
 07/31/1999            $11,436              $10,887               $10,820
 08/31/1999            $11,015              $10,833               $10,461
 09/30/1999            $10,719              $10,536               $10,022
 10/31/1999            $11,007              $11,203               $10,339
 11/30/1999            $11,265              $11,430               $10,391
 12/31/1999            $11,533              $12,103               $10,697
 01/31/2000            $11,247              $11,496               $10,211
 02/29/2000            $10,918              $11,278                $9,773
 03/31/2000            $11,996              $12,381               $10,814
 04/30/2000            $11,845              $12,009               $10,777
 05/31/2000            $11,988              $11,763               $10,875
 06/30/2000            $11,840              $12,052               $10,654
 07/31/2000            $12,127              $11,864               $10,696
 08/31/2000            $12,622              $12,601               $11,381
 09/30/2000            $12,631              $11,935               $11,237
 10/31/2000            $12,846              $11,885               $11,479
 11/30/2000            $12,496              $10,949               $10,988
 12/31/2000            $12,654              $11,002               $11,576

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                    11.11%

3-Year                                                                     9.54%

Since Inception (11/1/96)                                                 13.62%

CLASS C (11/1/96-12/31/00)

[LINE GRAPH]

This graph compares the performance of Mutual Beacon Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and Lipper Multi-Cap Value Funds Average from 11/1/96-12/31/00.

                    MUTUAL BEACON                             LIPPER MULTI-CAP
    DATE            FUND - CLASS C          S&P 500          VALUE FUNDS AVERAGE
    ----            --------------          -------          -------------------
 11/01/1996             $9,900              $10,000               $10,000
 11/30/1996            $10,392              $10,756               $10,667
 12/31/1996            $10,538              $10,543               $10,610
 01/31/1997            $10,890              $11,202               $11,017
 02/28/1997            $11,109              $11,289               $11,105
 03/31/1997            $10,947              $10,825               $10,742
 04/30/1997            $11,012              $11,472               $11,052
 05/31/1997            $11,450              $12,170               $11,765
 06/30/1997            $11,775              $12,715               $12,188
 07/31/1997            $12,411              $13,728               $13,072
 08/31/1997            $12,279              $12,959               $12,761
 09/30/1997            $12,874              $13,669               $13,413
 10/31/1997            $12,453              $13,212               $12,905
 11/30/1997            $12,618              $13,824               $13,194
 12/31/1997            $12,823              $14,062               $13,409
 01/31/1998            $12,741              $14,218               $13,346
 02/28/1998            $13,426              $15,243               $14,278
 03/31/1998            $13,983              $16,024               $14,907
 04/30/1998            $14,148              $16,186               $14,977
 05/31/1998            $14,184              $15,907               $14,643
 06/30/1998            $14,075              $16,553               $14,689
 07/31/1998            $13,722              $16,376               $14,205
 08/31/1998            $11,837              $14,008               $12,076
 09/30/1998            $11,577              $14,906               $12,639
 10/31/1998            $12,255              $16,118               $13,631
 11/30/1998            $12,951              $17,094               $14,239
 12/31/1998            $13,003              $18,079               $14,677
 01/31/1999            $13,222              $18,835               $14,730
 02/28/1999            $13,052              $18,249               $14,310
 03/31/1999            $13,651              $18,979               $14,715
 04/30/1999            $14,718              $19,713               $15,852
 05/31/1999            $14,847              $19,248               $15,787
 06/30/1999            $15,244              $20,316               $16,304
 07/31/1999            $14,908              $19,683               $15,880
 08/31/1999            $14,360              $19,584               $15,355
 09/30/1999            $13,974              $19,048               $14,710
 10/31/1999            $14,350              $20,253               $15,175
 11/30/1999            $14,685              $20,664               $15,252
 12/31/1999            $15,037              $21,881               $15,700
 01/31/2000            $14,655              $20,783               $14,988
 02/29/2000            $14,228              $20,390               $14,345
 03/31/2000            $15,639              $22,384               $15,872
 04/30/2000            $15,442              $21,711               $15,818
 05/31/2000            $15,628              $21,266               $15,962
 06/30/2000            $15,424              $21,789               $15,637
 07/31/2000            $15,809              $21,449               $15,699
 08/31/2000            $16,450              $22,781               $16,704
 09/30/2000            $16,473              $21,578               $16,494
 10/31/2000            $16,741              $21,487               $16,848
 11/30/2000            $16,287              $19,794               $16,127
 12/31/2000            $17,024              $19,891               $16,990

4. Source: Standard and Poor's Micropal; Lipper Inc. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 524 mutual funds (including Mutual Beacon Fund) within the Multi-Cap Value investment objective. Lipper calculations do not include sales charges; past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have been different.


Past performance does not guarantee future results.                          11
PAGE

MUTUAL BEACON FUND
Financial Highlights

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2000          1999          1998          1997         1996+
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $13.84        $13.12        $14.12        $12.98        $11.98
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .22           .22           .33           .31           .40
 Net realized and unrealized gains (losses).........          1.62          1.95          (.01)         2.63          2.08
                                                        ------------------------------------------------------------------
Total from investment operations....................          1.84          2.17           .32          2.94          2.48
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.44)         (.27)         (.45)         (.54)         (.35)
 Net realized gains.................................         (1.86)        (1.18)         (.87)        (1.26)        (1.13)
                                                        ------------------------------------------------------------------
Total distributions.................................         (2.30)        (1.45)        (1.32)        (1.80)        (1.48)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $13.38        $13.84        $13.12        $14.12        $12.98
                                                        ==================================================================
Total Return........................................        14.33%        16.79%         2.37%        23.03%        21.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $3,041,905    $3,217,509    $4,030,517    $5,678,822    $4,920,388
Ratios to average net assets:
 Expenses(a)........................................          .81%          .79%          .78%          .79%          .73%
 Expenses, excluding waiver and payments by
   affiliate(a).....................................          .83%          .83%          .81%          .82%          .75%
 Net investment income..............................         1.55%         1.52%         2.28%         1.92%         3.21%
Portfolio turnover rate.............................        62.11%        67.61%        65.27%        54.72%        66.87%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets, would have been:
 Expenses...........................................          .78%          .78%          .76%          .74%          .73%
 Expenses, excluding waiver and payments by
   affiliate........................................          .80%          .82%          .79%          .77%          .75%

+Per share amounts for the period ended December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
 12
PAGE

MUTUAL BEACON FUND
Financial Highlights (continued)

                                                                                        CLASS A
                                                                -------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
                                                                  2000        1999        1998        1997       1996+
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $13.81      $13.09      $14.09      $12.98     $13.21
                                                                -------------------------------------------------------
Income from investment operations:
 Net investment income......................................         .17         .17         .27         .23        .16
 Net realized and unrealized gains..........................        1.61        1.95          --        2.65        .69
                                                                -------------------------------------------------------
Total from investment operations............................        1.78        2.12         .27        2.88        .85
                                                                -------------------------------------------------------
Less distributions from:
 Net investment income......................................        (.39)       (.21)       (.40)       (.51)      (.33)
 Net realized gains.........................................       (1.86)      (1.19)       (.87)      (1.26)      (.75)
                                                                -------------------------------------------------------
Total distributions.........................................       (2.25)      (1.40)      (1.27)      (1.77)     (1.08)
                                                                -------------------------------------------------------
Net asset value, end of year................................      $13.34      $13.81      $13.09      $14.09     $12.98
                                                                =======================================================
Total Return*...............................................      13.89%      16.40%       2.02%      22.52%      6.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $757,323    $760,769    $947,444    $753,519    $52,070
Ratios to average net assets:
 Expenses(a)................................................       1.16%       1.14%       1.13%       1.14%      1.03%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.18%       1.18%       1.16%       1.17%      1.13%**
 Net investment income......................................       1.20%       1.18%       1.89%       1.58%      1.33%**
Portfolio turnover rate.....................................      62.11%      67.61%      65.27%      54.72%     66.87%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
 Expenses...................................................       1.13%       1.13%       1.11%       1.09%      1.03%**
 Expenses, excluding waiver and payments by affiliate.......       1.15%       1.17%       1.14%       1.12%      1.13%**

*Total return does not reflect the sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. Per share amounts for the period ended December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1997.
                                                                              13
PAGE

MUTUAL BEACON FUND
Financial Highlights (continued)

                                                                        CLASS B
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 2000            1999+
                                                                 ---------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $13.69          $13.09
                                                                -----------------------
Income from investment operations:
 Net investment income......................................         --             .05
 Net realized and unrealized gains..........................       1.67            1.93
                                                                -----------------------
Total from investment operations............................       1.67            1.98
                                                                -----------------------
Less distributions from:
 Net investment income......................................       (.32)           (.19)
 Net realized gains.........................................      (1.86)          (1.19)
                                                                -----------------------
Total distributions.........................................      (2.18)          (1.38)
                                                                -----------------------
Net asset value, end of year................................     $13.18          $13.69
                                                                =======================
Total Return*...............................................     13.19%          15.33%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $18,376          $8,956
Ratios to average net assets:
 Expenses(a)................................................      1.81%           1.79%
 Expenses, excluding waiver and payments by affiliate(a)....      1.83%           1.84%
 Net investment income......................................       .58%            .37%
Portfolio turnover rate.....................................     62.11%          67.61%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
 Expenses...................................................      1.78%           1.78%
 Expenses, excluding waiver and payments by affiliate.......      1.80%           1.83%

*Total return does not reflect the contingent deferred sales charge. +Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 14
PAGE

MUTUAL BEACON FUND
Financial Highlights (continued)

                                                                                 CLASS C
                                                    ------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                      2000           1999           1998           1997         1996+
                                                    ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..............      $13.75         $13.04         $14.04         $12.98       $13.21
                                                    ------------------------------------------------------------------
Income from investment operations:
 Net investment income..........................         .08            .07            .18            .14          .13
 Net realized and unrealized gains..............        1.61           1.94            .01           2.63          .71
                                                    ------------------------------------------------------------------
Total from investment operations................        1.69           2.01            .19           2.77          .84
                                                    ------------------------------------------------------------------
Less distributions from:
 Net investment income..........................        (.30)          (.12)          (.32)          (.45)        (.32)
 Net realized gains.............................       (1.86)         (1.18)          (.87)         (1.26)        (.75)
                                                    ------------------------------------------------------------------
Total distributions.............................       (2.16)         (1.30)         (1.19)         (1.71)       (1.07)
                                                    ------------------------------------------------------------------
Net asset value, end of year....................      $13.28         $13.75         $13.04         $14.04       $12.98
                                                    ==================================================================
Total Return*...................................      13.21%         15.65%          1.40%         21.65%        6.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).................    $419,481       $459,807       $500,404       $362,425       $16,263
Ratios to average net assets:
 Expenses(a)....................................       1.80%          1.78%          1.78%          1.79%        1.75%**
 Expenses, excluding waiver and payments by
   affiliate(a).................................       1.82%          1.83%          1.81%          1.82%        1.85%**
 Net investment income..........................        .56%           .52%          1.24%           .92%         .84%**
Portfolio turnover rate.........................      62.11%         67.61%         65.27%         54.72%       66.87%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets, would have been:
 Expenses.......................................       1.77%          1.77%          1.76%          1.74%        1.75%**
 Expenses, excluding waiver and payments by
   affiliate....................................       1.79%          1.82%          1.79%          1.77%        1.85%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. Per share amounts for the period ended December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1997.
                       See Notes to Financial Statements.
                                                                              15
PAGE

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                                     SHARES/
                                                                   COUNTRY            RIGHTS             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 78.1%
AEROSPACE & DEFENSE 1.6%
B.F. Goodrich Co. ..........................................    United States          1,038,121     $   37,761,651
*European Aeronautic Defense & Space Co. ...................     Netherlands             515,618         11,453,552
Honeywell International Inc. ...............................    United States            342,600         16,209,263
*Litton Industries Inc. ....................................    United States             10,900            857,694
                                                                                                     --------------
                                                                                                         66,282,160
                                                                                                     --------------
AUTO COMPONENTS 2.3%
Borg Warner Inc. ...........................................    United States            331,025         13,241,000
Delphi Automotive Systems Corp. ............................    United States          3,792,311         42,663,499
*Lear Corp. ................................................    United States            691,050         17,146,678
TRW Inc. ...................................................    United States            674,265         26,127,769
                                                                                                     --------------
                                                                                                         99,178,946
                                                                                                     --------------
BANKS 2.8%
Bank of Ireland.............................................    Irish Republic         2,288,974         22,672,045
Commercial Federal Corp. ...................................    United States          2,161,342         42,011,085
Dime Bancorp Inc. ..........................................    United States            296,485          8,764,838
Greenpoint Financial Corp. .................................    United States            585,018         23,949,174
U.S. Bancorp. ..............................................    United States            748,275         21,840,277
                                                                                                     --------------
                                                                                                        119,237,419
                                                                                                     --------------
BEVERAGES 1.5%
Brown-Forman Corp., A.......................................    United States            131,900          8,804,325
Brown-Forman Corp., B.......................................    United States            499,505         33,217,082
Coca-Cola West Japan Co. Ltd. ..............................        Japan                510,400         12,223,678
Pepsi Bottling Group Inc. ..................................    United States            175,775          7,020,014
South African Breweries PLC.................................    United Kingdom           324,640          2,285,326
                                                                                                     --------------
                                                                                                         63,550,425
                                                                                                     --------------
BUILDING PRODUCTS .4%
*American Standard Cos. Inc. ...............................    United States            367,330         18,113,961
                                                                                                     --------------
CHEMICALS 2.4%
Agrium Inc. ................................................        Canada             1,736,700         25,234,029
Imperial Chemical Industries PLC............................    United Kingdom         1,562,401         12,894,949
*Syngenta AG................................................     Switzerland             714,530         38,361,068
Union Carbide Corp. ........................................    United States            500,300         26,922,394
                                                                                                     --------------
                                                                                                        103,412,440
                                                                                                     --------------
COMMERCIAL SERVICES & SUPPLIES 1.0%
*Cendant Corp. .............................................    United States          2,040,750         19,642,219
*Chubb PLC..................................................    United Kingdom         3,735,435          8,704,836

 16
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY            RIGHTS             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
Galileo International Inc. .................................    United States            400,175     $    8,003,500
*Kidde PLC..................................................    United Kingdom         4,524,355          4,798,548
                                                                                                     --------------
                                                                                                         41,149,103
                                                                                                     --------------
COMPUTERS & PERIPHERALS .3%
*Apple Computer Inc. .......................................    United States            957,535         14,243,333
*DecisionOne Corp. .........................................    United States            278,121          1,390,605
                                                                                                     --------------
                                                                                                         15,633,938
                                                                                                     --------------
CONTAINERS & PACKAGING .1%
Jefferson Smurfit Group PLC.................................    United Kingdom         1,943,880          3,731,362
                                                                                                     --------------
DIVERSIFIED FINANCIALS 8.9%
Bear Stearns Cos. Inc. .....................................    United States            973,572         49,347,931
Chase Manhattan Corp. ......................................    United States            728,970         33,122,574
CIT Group Inc., A...........................................    United States          1,569,580         31,587,797
Heller Financial Inc. ......................................    United States          2,208,900         67,785,619
Household International Inc. ...............................    United States            812,681         44,697,455
Investor AB, A..............................................        Sweden             2,279,305         34,302,508
Irish Life & Permanent PLC..................................    Irish Republic         3,186,445         39,388,483
Lehman Brothers Holdings Inc. ..............................    United States            335,200         22,667,900
Liberty Financial Cos. Inc. ................................    United States            347,199         15,472,055
Metris Cos. Inc. ...........................................    United States            909,765         23,938,192
*MFN Financial Corp. .......................................    United States            380,744          1,713,348
Moody's Corp. ..............................................    United States            573,400         14,729,213
                                                                                                     --------------
                                                                                                        378,753,075
                                                                                                     --------------
DIVERSIFIED TELECOMMUNICATION SERVICES 6.2%
Alltel Corp. ...............................................    United States            252,485         15,764,532
AT&T Corp. .................................................    United States          3,115,487         53,936,869
BellSouth Corp. ............................................    United States            944,625         38,670,586
Centurytel Inc. ............................................    United States            314,065         11,227,824
Kinnevik AB, B..............................................        Sweden             1,490,028         28,583,018
Sprint Corp. Fon Group......................................    United States            498,600         10,127,813
Telephone & Data Systems Inc. ..............................    United States          1,138,725        102,485,250
                                                                                                     --------------
                                                                                                        260,795,892
                                                                                                     --------------
ELECTRIC UTILITIES .7%
E.On AG.....................................................       Germany               296,280         18,024,977
Endesa SA...................................................        Spain                658,200         11,215,842
Endesa SA, ADR..............................................        Spain                 51,690            862,577
                                                                                                     --------------
                                                                                                         30,103,396
                                                                                                     --------------

                                                                              17
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY            RIGHTS             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL EQUIPMENT .9%
Rockwell International Corp. ...............................    United States            481,625     $   22,937,391
*Thermo Electron Corp. .....................................    United States            445,480         13,253,030
                                                                                                     --------------
                                                                                                         36,190,421
                                                                                                     --------------
FOOD & DRUG RETAILING 1.1%
Albertson's Inc. ...........................................    United States            930,720         24,664,080
*Brunos Inc., cvt...........................................    United States             62,735          5,959,825
GIB Group SA................................................       Belgium               370,803         15,491,755
*Homeland Holdings Corp. ...................................    United States             48,591             17,007
                                                                                                     --------------
                                                                                                         46,132,667
                                                                                                     --------------
FOOD PRODUCTS 2.1%
Associated British Foods PLC................................    United Kingdom         1,669,053         12,522,323
CSM NV......................................................     Netherlands             676,429         16,765,771
Farmer Brothers Co. ........................................    United States             93,236         19,346,470
+Van Melle NV...............................................     Netherlands             821,500         24,487,739
Weetabix Ltd., A............................................    United Kingdom           449,225         18,118,511
                                                                                                     --------------
                                                                                                         91,240,814
                                                                                                     --------------
HEALTH CARE EQUIPMENT & SUPPLIES .4%
Santen Pharmaceutical Co. Ltd. .............................        Japan                862,900         17,076,655
                                                                                                     --------------
HOTELS RESTAURANTS & LEISURE 2.0%
+*Fine Host Corp. ..........................................    United States            507,977          5,028,972
*P & O Princess Cruises PLC.................................    United Kingdom         3,490,845         14,731,394
*Park Place Entertainment Corp. ............................    United States          2,544,500         30,374,969
Starwood Hotels & Resorts Worldwide Inc. ...................    United States            958,630         33,791,708
                                                                                                     --------------
                                                                                                         83,927,043
                                                                                                     --------------
HOUSEHOLD DURABLES
*Sunbeam Corp. .............................................    United States          1,480,670            462,709
                                                                                                     --------------
HOUSEHOLD PRODUCTS .2%
Clorox Co. .................................................    United States            195,755          6,949,302
                                                                                                     --------------
INDUSTRIAL CONGLOMERATES .3%
Remgro Ltd. ................................................     South Africa          1,825,152         12,489,151
                                                                                                     --------------
INSURANCE 6.6%
*Alleghany Corp. ...........................................    United States            138,837         28,531,003
Allmerica Financial Corp. ..................................    United States            391,610         28,391,725
*Berkshire Hathaway Inc., A.................................    United States                628         44,588,000
*Berkshire Hathaway Inc., B.................................    United States              6,460         15,206,840
Jefferson-Pilot Corp. ......................................    United States             82,100          6,136,975
MBIA Inc. ..................................................    United States            719,600         53,340,350
Old Republic International Corp. ...........................    United States          1,085,230         34,727,360

 18
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY            RIGHTS             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
*Pohjola Group Insurance Corp., B...........................       Finland               332,145     $   14,656,253
White Mountain Insurance Group Inc. ........................    United States            165,711         52,861,809
                                                                                                     --------------
                                                                                                        278,440,315
                                                                                                     --------------
MACHINERY .1%
*Hexcel Corp. ..............................................    United States            227,480          2,033,102
(R)*Lancer Industries Inc., B...............................    United States                  1          1,025,641
                                                                                                     --------------
                                                                                                          3,058,743
                                                                                                     --------------
MEDIA 13.4%
Asatsu DK Inc. .............................................        Japan                195,700          4,712,566
*AT&T Corp. -- Liberty Media Group, A.......................    United States          5,520,661         74,873,965
*Clear Channel Communications Inc. .........................    United States            455,045         22,041,242
*Comcast Corp., A...........................................    United States            227,280          9,488,940
Dow Jones & Co. Inc. .......................................    United States            187,600         10,622,850
*Fox Entertainment Group Inc., A............................    United States            931,215         16,645,468
Gannett Co. Inc. ...........................................    United States            207,075         13,058,667
*General Motors Corp., H....................................    United States            957,701         22,027,123
Harcourt General Inc. ......................................    United States            262,520         15,016,144
Knight-Ridder Inc. .........................................    United States            275,930         15,693,519
Lagardere SCA...............................................        France             1,101,738         63,924,036
Meredith Corp. .............................................    United States            677,200         21,797,375
*Modern Times Group AB, A...................................        Sweden               287,550          7,268,367
NV Holdingsmig de Telegraaf.................................     Netherlands           1,303,858         26,441,216
*R. H. Donnelley Corp. .....................................    United States            206,902          5,030,305
Rogers Communications Inc., B...............................        Canada               279,555          4,708,882
Scripps Co., A..............................................    United States          1,189,400         74,783,525
Tribune Co. ................................................    United States            283,945         11,996,676
True North Communications Inc. .............................    United States            130,295          5,537,538
*USA Networks Inc. .........................................    United States          1,214,065         23,598,388
*Valassis Communications Inc. ..............................    United States            746,260         23,553,831
*Vivendi Universal SA.......................................        France               192,100         12,642,785
Washington Post Co., B......................................    United States            131,022         80,824,196
                                                                                                     --------------
                                                                                                        566,287,604
                                                                                                     --------------
METALS & MINING
Central Steel & Wire Co. ...................................    United States                959            421,960
*Philip Services Corp. .....................................        Canada               223,991            685,972
                                                                                                     --------------
                                                                                                          1,107,932
                                                                                                     --------------

                                                                              19
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY            RIGHTS             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTILINE RETAIL 5.1%
*Federated Department Stores Inc. ..........................    United States          2,988,225     $  104,587,875
May Department Stores Co. ..................................    United States          2,217,700         72,629,675
Sears, Roebuck & Co. .......................................    United States          1,121,665         38,977,859
                                                                                                     --------------
                                                                                                        216,195,409
                                                                                                     --------------
MULTI-UTILITIES .5%
Suez Lyonnaise des Eaux SA..................................        France               110,752         20,224,070
                                                                                                     --------------
MUTUAL FUNDS & UNIT TRUSTS .1%
JZ Equity Partners PLC......................................    United Kingdom         2,347,200          5,680,152
                                                                                                     --------------
OIL & GAS 1.0%
*Abraxas Petroleum Corp. ...................................    United States            247,833          1,084,269
*Abraxas Petroleum Corp., rts., 11/01/04....................    United States            247,833             30,979
Burlington Resources Inc. ..................................    United States            472,840         23,878,420
Conoco Inc., A..............................................    United States            617,430         17,673,934
                                                                                                     --------------
                                                                                                         42,667,602
                                                                                                     --------------
PAPER & FOREST PRODUCTS 2.8%
Abitibi-Consolidated Inc. ..................................        Canada             1,937,620         17,802,368
International Paper Co. ....................................    United States          1,373,215         56,044,337
Mead Corp. .................................................    United States            937,999         29,429,719
Rayonier Inc. ..............................................    United States            380,510         15,149,054
                                                                                                     --------------
                                                                                                        118,425,478
                                                                                                     --------------
PHARMACEUTICALS .5%
Ono Pharmaceutical Co. Ltd. ................................        Japan                416,800         16,314,326
Taisho Pharmaceutical Co. Ltd. .............................        Japan                202,360          5,475,415
                                                                                                     --------------
                                                                                                         21,789,741
                                                                                                     --------------
REAL ESTATE 4.2%
*Alexander's Inc. ..........................................    United States             46,300          3,133,931
*Canary Wharf Group PLC.....................................    United Kingdom        17,696,863        128,213,234
Cheung Kong Holdings Ltd. ..................................      Hong Kong            1,061,690         13,577,556
*HomeFed Corp. .............................................    United States            269,405            228,994
(R)*Security Capital European Realty........................      Luxembourg             488,750          7,118,644
St. Joe Co. ................................................    United States            401,898          8,841,756
Ventas Inc. ................................................    United States            863,600          4,857,750
+*Wellsford Real Properties Inc. ...........................    United States            791,610         12,467,858
                                                                                                     --------------
                                                                                                        178,439,723
                                                                                                     --------------
ROAD & RAIL 3.5%
Burlington Northern Santa Fe Corp. .........................    United States          1,141,200         32,310,225
Florida East Coast Industries Inc., A.......................    United States          1,268,700         45,514,612

 20
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY            RIGHTS             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ROAD & RAIL (CONT.)
Florida East Coast Industries Inc., B.......................    United States            181,411     $    6,201,989
Railtrack Group PLC.........................................    United Kingdom         4,717,557         62,402,293
                                                                                                     --------------
                                                                                                        146,429,119
                                                                                                     --------------
SOFTWARE .2%
Autodesk Inc. ..............................................    United States            335,300          9,032,144
                                                                                                     --------------
SPECIALTY RETAIL 1.7%
*Payless Shoesource Inc. ...................................    United States            393,405         27,833,404
Sherwin-Williams Co. .......................................    United States          1,291,080         33,971,543
TJX Companies Inc. .........................................    United States            386,300         10,719,825
                                                                                                     --------------
                                                                                                         72,524,772
                                                                                                     --------------
TEXTILES & APPAREL 1.0%
Compagnie Financiere Richemont AG, A........................     Switzerland              11,575         30,964,286
*Nautica Enterprises Inc. ..................................    United States            690,865         10,524,896
                                                                                                     --------------
                                                                                                         41,489,182
                                                                                                     --------------
TOBACCO 1.4%
*Altadis SA.................................................        Spain              1,597,840         24,752,246
Gallaher Group PLC..........................................    United Kingdom         4,860,165         31,146,061
Gallaher Group PLC, ADR.....................................    United Kingdom           177,500          4,370,938
                                                                                                     --------------
                                                                                                         60,269,245
                                                                                                     --------------
TRANSPORTATION INFRASTRUCTURE .4%
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom         3,427,345         16,216,954
                                                                                                     --------------
WIRELESS TELECOMMUNICATION SERVICES .4%
*Arch Wireless Inc. ........................................    United States            912,897            570,561
*U.S. Cellular Corp. .......................................    United States            157,180          9,470,095
*VoiceStream Wireless Corp. ................................    United States             56,225          5,657,641
                                                                                                     --------------
                                                                                                         15,698,297
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $2,487,143,199)...................                                          3,308,387,361
                                                                                                     --------------
PREFERRED STOCKS .1%
Finova Finance Trust, 5.50%, cvt. pfd. .....................    United States             42,630            383,670
*Henkel KGAA, pfd. .........................................       Germany                67,636          4,381,516
                                                                                                     --------------
TOTAL PREFERRED STOCKS (COST $4,371,579)....................                                              4,765,186
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                  --------------
CORPORATE BONDS & NOTES 3.8%
Abraxas Petroleum Corp., 11.50%, 11/01/04...................    United States     $    2,569,900          2,197,264
Arch Paging, Tranche B-1, Term Loan 6/30/06.................    United States         14,805,505         10,363,853
DecisionOne Corp., Term Loan................................    United States         10,507,782          8,721,459

                                                                              21
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONT.)
Eurotunnel Finance Ltd.:
  Equity Note, 12/31/03.....................................    United Kingdom         4,047,387GBP  $    2,357,948
  Participating Loan Note, 4/30/40..........................    United Kingdom           858,000GBP         525,492
Eurotunnel PLC:
  12/31/18, Tier 2..........................................    United Kingdom        13,192,620GBP      14,189,215
  12/31/25, Tier 3..........................................    United Kingdom        10,314,941GBP       8,628,784
  12/31/50, Resettable Advance R5...........................    United Kingdom         4,158,272GBP       1,925,615
  Stabilization Advance S8, Tier 1..........................    United Kingdom         3,025,319GBP       1,129,811
  Stabilization Advance S8, Tier 2..........................    United Kingdom         2,451,351GBP         695,751
Eurotunnel SA:
  12/31/12, Tier 1 (Libor)..................................        France               756,258EUR         596,412
  12/31/12, Tier 1 (Pibor)..................................        France               122,451EUR          96,569
  12/31/18, Tier 2 (Libor)..................................        France             8,543,897EUR       5,695,236
  12/31/18, Tier 2 (Pibor)..................................        France             1,733,689EUR       1,155,651
  12/31/25, Tier 3 (Libor)..................................        France            11,765,016EUR       5,964,632
  12/31/25, Tier 3 (Pibor)..................................        France             2,995,199EUR       1,518,507
  12/31/50, Resettable Advance R4...........................        France             6,453,441EUR       1,878,237
  Stabilization Advance S6, Tier 1 (Pibor)..................        France               903,652EUR         212,099
  Stabilization Advance S7, Tier 1 (Pibor)..................        France             1,875,101EUR         440,111
  Stabilization Advance S6, Tier 2..........................        France             2,658,188EUR         474,173
Finova Capital Corp.:
  9.125%, 2/27/02...........................................    United States            500,000            322,500
  6.12%, 5/28/02............................................    United States            640,000            412,800
  6.50%, 7/28/02............................................    United States            226,000            145,770
  6.39%, 10/08/02...........................................    United States          1,070,000            690,150
  6.25%, 11/01/02...........................................    United States          2,010,000          1,296,450
  6.54%, 11/15/02...........................................    United States            355,000            217,517
  5.99%, 1/10/03............................................    United States            500,000            312,500
  6.11%, 2/18/03............................................    United States          9,065,000          5,665,625
  FRN, 6.7975%, 6/18/03.....................................    United States          1,500,000            937,500
  7.30%, 9/22/03............................................    United States            240,000            150,000
  6.33%, 11/24/03...........................................    United States            840,000            525,000
  6.00%, 1/07/04............................................    United States          1,495,000            911,950
  6.125%, 3/15/04...........................................    United States          2,945,000          1,796,450
  7.125%, 5/17/04...........................................    United States          2,950,000          1,799,500
  7.429%, 10/14/04..........................................    United States            830,000            506,300
  7.25%, 11/08/04...........................................    United States          9,045,000          5,517,450
  6.375%, 5/15/05...........................................    United States          1,755,000          1,035,450
  7.40%, 5/06/06............................................    United States          1,090,000            639,263
  7.40%, 6/01/07............................................    United States            250,000            143,750
  7.625%, 9/21/09...........................................    United States          1,710,000            983,250
  Revolver 1................................................    United States          3,207,000          2,104,594
  Revolver 2................................................    United States          2,686,000          1,685,465
Fremont General Corp., Series B, 7.875%, 3/17/09............    United States            990,000            472,725
Greyhound Financial Corp.:
  7.25%, 4/01/01............................................    United States            430,000            296,700
  Series B, 7.82%, 1/27/03..................................    United States            640,000            400,000

 22
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONT.)
La Quinta Inns Inc.:
  7.25%, 3/15/04............................................    United States     $      871,000     $      696,800
  7.33%, 4/01/08............................................    United States          1,950,000          1,394,250
Meditrust Corp.:
  7.114%, 8/15/04...........................................    United States          7,050,000          5,076,000
  7.62%, 9/13/05............................................    United States            240,000            169,874
  7.00%, 8/15/07............................................    United States          1,680,000          1,218,000
  7.82%, 9/10/26............................................    United States          6,580,000          5,461,400
MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States          2,390,122          2,348,295
  Series B, FRN, 10.9588%, 3/23/01..........................    United States          2,205,119          2,166,529
PG & E Corp., 7.05%, 3/01/24................................    United States          1,365,000          1,056,059
Philip Services Corp.:
  6.00%, 4/15/10............................................        Canada                 7,140              5,712
  PIK, 10.00%, 5/01/05......................................        Canada             1,024,879            819,903
  Senior Term Debt, 9.00%, 5/01/05..........................        Canada             1,932,898          1,739,608
Service Corp. International:
  6.30%, 3/15/03............................................    United States          6,055,000          3,966,025
  7.375%, 4/15/04...........................................    United States          3,495,000          2,149,425
  6.00%, 12/15/05...........................................    United States          5,360,000          2,948,000
  7.20%, 6/01/06............................................    United States            435,000            235,988
  6.875%, 10/01/07..........................................    United States          2,385,000          1,275,975
  7.70%, 4/15/09............................................    United States          8,235,000          4,405,725
Southern California Edison Co., 7.125%, 7/15/25.............    United States            525,000            412,125
Southwest Royalties Inc., B, 10.50%, 10/15/04...............    United States          8,826,000          7,524,165
Ventas Inc.:
  Tranche A, Term Loan, 12/31/02............................    United States          1,074,069          1,024,662
  Tranche B, Term Loan, 12/31/05............................    United States          5,401,122          4,969,032
  Tranche C, Term Loan, 12/31/07............................    United States          1,616,242          1,486,943
Vlasic Foods International Inc., 10.25%, 7/01/09............    United States          4,808,000            841,400
Xerox Credit Corp.:
  0.80%, 12/16/02...........................................    United States      1,000,000,000JPY       5,253,941
  1.50%, 6/06/05............................................    United States        300,000,000JPY       1,444,834
  2.00%, 6/06/07............................................    United States        300,000,000JPY       1,260,946
                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $166,959,852)...........                                            159,087,094
                                                                                                     --------------
BONDS & NOTES IN REORGANIZATION 3.4%
*Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11........    United States            420,000            105,000
*Altos Hornos de Mexico SA:
  cvt., 5.50%, 12/15/01.....................................        Mexico               200,000             63,000
  Series A, 11.375%, 4/30/02................................        Mexico             3,851,000          1,270,830
  Series B, 11.875%, 4/30/04................................        Mexico             4,600,000          1,518,000
  Tranche A, Term Loan......................................        Mexico             1,158,150            382,189
*Barings BV, zero cpn., 1/22/01.............................     Netherlands          25,350,000         16,731,000
*Crown Leasing, Bank Claim..................................        Japan            933,197,455JPY         572,012

                                                                              23
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Dow Corning Corp.:
  9.30%, 1/27/98............................................    United States     $    1,835,000     $    2,394,675
  8.55%, 3/01/01............................................    United States          1,100,000          1,435,500
  9.375%, 2/01/08...........................................    United States            790,000          1,030,950
  8.15%, 10/15/29...........................................    United States          7,050,000          9,200,250
  9.50%, 8/10/95............................................    United States            350,000            456,750
  Bank Debt #1..............................................    United States          2,850,000          4,075,500
  Bank Debt.................................................    United States          2,070,704          2,961,107
  Bank Claim................................................    United States          7,677,843         10,979,316
*Eli Jacobs, Bank Claim.....................................    United States         25,305,910            253,059
*Genesis Health Ventures Inc.:
  Term Loan A...............................................    United States            553,132            342,942
  Term Loan B...............................................    United States          1,091,871            676,960
  Term Loan C...............................................    United States          1,091,686            676,845
*Harnischfeger Industries Inc.:
  8.90%, 3/01/22............................................    United States          4,770,000          1,192,500
  8.70%, 6/15/22............................................    United States          4,560,000          1,140,000
  7.25%, 12/15/25...........................................    United States          8,455,000          2,113,750
  6.875%, 2/15/27...........................................    United States          6,280,000          1,570,000
  Revolver..................................................    United States          1,778,700            444,675
*Integrated Health Services Inc.:
  Revolver..................................................    United States          4,967,413          1,701,339
  Tranche B, Term Loan......................................    United States          6,737,465          2,307,582
  Tranche C, Term Loan......................................    United States          6,877,475          2,355,535
*Laidlaw Inc.:
  7.70%, 8/15/02............................................        Canada             6,680,000          1,903,800
  7.05%, 5/15/03............................................        Canada               865,000            246,525
  7.875%, 4/15/05...........................................        Canada             3,155,000            899,175
  6.50%, 5/01/05............................................        Canada               660,000            173,250
  7.65%, 5/15/06............................................        Canada             1,375,000            391,875
  6.70%, 5/01/08............................................        Canada             2,075,000            544,688
  8.75%, 4/15/25............................................        Canada             3,584,000          1,021,440
  6.72%, 10/01/27...........................................        Canada             5,220,000          1,370,250
  Revolver..................................................        Canada             4,787,658          2,681,089
*Loewen Group Inc.:
  144A, 6.70%, 10/01/99.....................................        Canada            10,455,000          3,659,250
  Revolver..................................................        Canada             3,507,184          1,578,233
  Series 5, 6.10%, 10/01/02.................................        Canada             7,210,000CAD       2,064,115
  Term Loan.................................................        Canada             1,078,000            485,100
*Loewen Group International Inc.:
  Series 3, 7.50%, 4/15/01..................................        Canada             3,505,000          1,612,300
  Series 3, 7.75%, 10/15/01.................................        Canada             2,620,000          1,126,600
  Series 2, 8.25%, 4/15/03..................................        Canada             2,670,000          1,228,200
  Series 6, 7.20%, 6/01/03..................................        Canada            17,605,000          6,161,750
  Series 4, 8.25%, 10/15/03.................................        Canada             3,910,000          1,681,300
  Series 7, 7.60%, 6/01/08..................................        Canada            13,065,000          4,572,750

 24
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Multicare Companies Inc.:
  Revolver..................................................    United States     $      553,035     $      337,352
  Term Loan A...............................................    United States            662,281            403,991
  Term Loan B...............................................    United States          1,037,310            632,759
  Term Loan C...............................................    United States            343,990            209,834
*Nippon Credit Bank Ltd., Bank Claim........................        Japan            482,686,016JPY         676,268
*Nippon Total Finance, Bank Claim...........................        Japan            520,938,665JPY         273,698
*Optel Inc.:
  13.00%, 2/15/05...........................................    United States          7,135,000          3,745,875
  11.50%, 7/01/08...........................................    United States            275,000            144,375
*Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17....    United States            225,000             56,250
*Pratama Datakom Asia BV:
  144A, 12.75%, 7/15/05.....................................      Indonesia            7,795,000            779,500
  Reg S, 12.75%, 7/15/05....................................      Indonesia            1,730,000            173,000
*Safety Kleen Corp.:
  9.25%, 5/15/09............................................    United States            630,000              9,450
  Revolver..................................................    United States            332,853            103,185
  Term Loan A...............................................    United States          2,067,854            641,035
  Term Loan B...............................................    United States          1,848,213            572,946
  Term Loan C...............................................    United States          1,848,213            572,946
*Safety Kleen Services, 9.25%, 6/01/08......................    United States             50,000                750
*SFC New Holdings Inc., PIK, 13.25%, 8/15/03................    United States         14,542,000          4,071,760
*United Companies Financial Corp., Revolver.................    United States         28,431,827          1,848,069
*Vencor Inc.:
  9.875%, 5/01/05...........................................    United States         16,360,000          3,926,400
  Revolver..................................................    United States          3,041,864          2,798,515
  Term Loan A...............................................    United States         13,325,818         12,259,752
  Term Loan B...............................................    United States          8,667,547          7,974,144
  Tranche A, DIP Revolver, Term Loan 1/31/01................    United States          1,387,541          1,373,666
  Tranche B, DIP Revolver, Term Loan 1/31/01................    United States            675,000            668,250
                                                                                                     --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $151,299,699)...                                            145,606,726
                                                                                                     --------------
                                                                                      SHARES
                                                                                      ------
COMPANIES IN LIQUIDATION
*City Investing Company Liquidating Trust...................    United States            389,587            511,333
*MBOP Liquidating Trust.....................................    United States            205,135            102,568
                                                                                                     --------------
TOTAL COMPANIES IN LIQUIDATION (COST $91,757)...............                                                613,901
                                                                                                     --------------

                                                                              25
PAGE
MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES 14.6%
Fannie Mae, 5.73% to 6.66%, with maturities to 11/30/01.....    United States     $  324,510,000     $  314,972,705
Federal Home Loan Bank, 5.36% to 6.70%, with maturities to
  12/21/01..................................................    United States        207,690,000        204,257,782
Federal Home Loan Mortgage Corp., 5.635% to 6.410%, with
  maturities to 12/06/01....................................    United States        100,756,000         98,226,739
                                                                                                     --------------
TOTAL GOVERNMENT AGENCIES (COST $616,479,109)...............                                            617,457,226
                                                                                                     --------------
TOTAL INVESTMENTS (COST $3,426,345,195) 100.0%..............                                          4,235,917,494
SECURITIES SOLD SHORT (1.2%)................................                                            (52,061,812)
NET EQUITY IN FORWARDS CONTRACTS (.8%)......................                                            (34,732,241)
OTHER ASSETS, LESS LIABILITIES 2.0%.........................                                             87,960,250
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $4,237,083,691
                                                                                                     ==============
SECURITIES SOLD SHORT
ISSUER                                                             COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
*Dow Chemical Co. ..........................................    United States            805,051     $   29,484,993
*Deutsche Telekom AG........................................       Germany                22,900            698,741
*Deutsche Telekom AG, ADR...................................       Germany               156,600          4,580,550
*General Electric Co. ......................................    United States            360,835         17,297,528
                                                                                                     --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $55,258,905)..........                                         $   52,061,812
                                                                                                     --------------

CURRENCY ABBREVIATIONS:

CAD -- Canadian Dollar
GBP -- British Pound
EUR -- European Unit
JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(R)Restricted securities (see note 6).
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at December 31, 2000, were $41,984,569.
                       See Notes to Financial Statements.
 26
PAGE

MUTUAL BEACON FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value (cost
  $3,426,345,195)...........................................                      $4,235,917,494
 Cash.......................................................                          17,906,189
 Receivables:
  Investment securities sold................................                          53,511,102
  Capital shares sold.......................................                           5,037,256
  Dividends and interest....................................                          10,900,863
 Unrealized gain on forward exchange contracts (Note 7).....                           2,484,449
 Deposits with broker for securities sold short.............                          47,635,548
                                                                                  --------------
      Total assets..........................................                       4,373,392,901
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...........................                          34,945,205
  Capital shares redeemed...................................                           7,402,746
  To affiliates.............................................                           4,205,352
 Securities sold short, at value (proceeds $55,258,905).....                          52,061,812
 Unrealized loss on forward exchange contracts (Note 7).....                          37,216,690
 Accrued expenses...........................................                             477,405
                                                                                  --------------
      Total liabilities.....................................                         136,309,210
                                                                                  --------------
Net assets, at value........................................                      $4,237,083,691
                                                                                  ==============
Net assets consist of:
 Distributions in excess of net investment income...........                      $  (13,640,897)
 Net unrealized appreciation................................                         778,037,151
 Accumulated net realized gain..............................                         119,604,309
 Capital shares.............................................                       3,353,083,128
                                                                                  --------------
Net assets, at value........................................                      $4,237,083,691
                                                                                  ==============

                                                                              27
PAGE
MUTUAL BEACON FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 2000

CLASS Z:
 Net asset value and maximum offering price per share ($3,041,904,697 /
  227,398,577 shares outstanding).............................................            $13.38
                                                                                  ==============
CLASS A:
 Net asset value per share ($757,322,705 / 56,776,528 shares outstanding).....            $13.34
                                                                                  ==============
 Maximum offering price per share ($13.34 / 94.25%)...........................            $14.15
                                                                                  ==============
CLASS B:
 Net asset value and maximum offering price per share ($18,375,657 / 1,393,976
  shares outstanding)*........................................................            $13.18
                                                                                  ==============
CLASS C:
 Net asset value per share ($419,480,632 / 31,597,518 shares outstanding)*....            $13.28
                                                                                  ==============
 Maximum offering price per share ($13.28 / 99.00%)...........................            $13.41
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 28
PAGE

MUTUAL BEACON FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income:
 (net of foreign taxes $2,557,753)
 Dividends..................................................    $  54,297,341
 Interest...................................................       43,748,927
                                                                -------------
      Total investment income...............................                     $  98,046,268
                                                                                 -------------
Expenses:
 Management fees (Note 3)...................................       25,012,954
 Administrative fees (Note 3)...............................        3,251,565
 Distribution fees (Note 3)
  Class A...................................................        2,544,946
  Class B...................................................          135,269
  Class C...................................................        4,148,880
 Transfer agent fees (Note 3)...............................        3,855,257
 Custodian fees.............................................          282,512
 Reports to shareholders....................................          207,917
 Registration and filing fees...............................          148,630
 Professional fees..........................................          490,169
 Directors' fees and expenses...............................          138,890
 Dividends for securities sold short........................        1,097,299
 Other......................................................           43,653
                                                                -------------
      Total expenses........................................                        41,357,941
      Expenses waived / paid by affiliate (Note 3)..........                          (935,713)
                                                                                 -------------
          Net expenses......................................                        40,422,228
                                                                                 -------------
            Net investment income...........................                        57,624,040
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................      507,502,669
  Foreign currency transactions.............................      147,306,373
                                                                -------------
      Net realized gain.....................................                       654,809,042
Net unrealized depreciation on:
   Investments..............................................     (120,084,076)
   Translation of assets and liabilities denominated in
     foreign currencies.....................................      (52,449,500)
                                                                -------------
      Net unrealized depreciation...........................                      (172,533,576)
                                                                                 -------------
Net realized and unrealized gain............................                       482,275,466
                                                                                 -------------
Net increase in net assets resulting from operations........                     $ 539,899,506
                                                                                 =============

                       See Notes to Financial Statements.
                                                                              29
PAGE

MUTUAL BEACON FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                     2000                 1999
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   57,624,040       $    64,588,209
  Net realized gain from investments and foreign currency
   transactions.............................................       654,809,042           476,729,237
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................      (172,533,576)          195,000,980
                                                                ------------------------------------
    Net increase in net assets resulting from operations....       539,899,506           736,318,426

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................       (90,757,683)          (58,214,981)
   Class A..................................................       (19,769,078)          (11,231,337)
   Class B..................................................          (332,574)              (98,872)
   Class C..................................................        (8,541,438)           (3,686,185)
  Net realized gains:
   Class Z..................................................      (384,878,708)         (261,175,450)
   Class A..................................................       (94,827,449)          (64,460,771)
   Class B..................................................        (2,100,352)             (592,992)
   Class C..................................................       (53,647,952)          (37,603,206)
                                                                ------------------------------------
 Total distributions to shareholders........................      (654,855,234)         (437,063,794)
 Capital share transactions (Note 2):
   Class Z..................................................       (93,326,735)       (1,029,066,183)
   Class A..................................................        17,025,227          (243,947,992)
   Class B..................................................        10,009,048             9,305,143
   Class C..................................................       (28,709,619)          (66,869,223)
                                                                ------------------------------------
 Total capital share transactions...........................       (95,002,079)       (1,330,578,255)
   Net decrease in net assets...............................      (209,957,807)       (1,031,323,623)

Net assets:
 Beginning of year..........................................     4,447,041,498         5,478,365,121
                                                                ------------------------------------
 End of year................................................    $4,237,083,691       $ 4,447,041,498
                                                                ====================================

Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $  (13,640,897)      $    10,116,437
                                                                ====================================

                       See Notes to Financial Statements.
 30
PAGE

MUTUAL BEACON FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities in the U.S. and other countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                              31
PAGE
MUTUAL BEACON FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.):
Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. SYNTHETIC EQUITY SWAPS:

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

 32
PAGE
MUTUAL BEACON FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITIES SOLD SHORT (CONT.)
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B was established. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2000, there were 1.55 billion Fund shares authorized ($0.001 par value) of which 750 million, 300 million, 200 million, and 300 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                                   2000                                  1999
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                       --------------------------------------------------------------------
CLASS Z SHARES:
Shares sold..........................................   10,621,493    $ 147,750,923           14,294,251    $   203,778,297
Shares issued on reinvestment of distributions.......   33,763,042      442,950,241           21,701,674        298,880,423
Shares redeemed......................................  (49,499,252)    (684,027,899)        (110,584,648)    (1,531,724,903)
                                                       --------------------------------------------------------------------
Net decrease.........................................   (5,114,717)   $ (93,326,735)         (74,588,723)   $(1,029,066,183)
                                                       ====================================================================

                                                                              33
PAGE
MUTUAL BEACON FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                             YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                                   2000                                  1999
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                       --------------------------------------------------------------------
CLASS A SHARES:
Shares sold..........................................   11,013,420    $ 153,078,632           17,264,722    $   244,961,039
Shares issued on reinvestment of distributions.......    8,329,643      108,901,321            5,191,215         71,522,375
Shares redeemed......................................  (17,666,421)    (244,954,726)         (39,718,858)      (560,431,406)
                                                       --------------------------------------------------------------------
Net increase (decrease)..............................    1,676,642    $  17,025,227          (17,262,921)   $  (243,947,992)
                                                       ====================================================================

                                                                             YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                                   2000                                  1999+
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                       --------------------------------------------------------------------
CLASS B SHARES:
Shares sold..........................................      684,210    $   9,384,735              635,040    $     9,062,055
Shares issued on reinvestment of distributions.......      177,192        2,286,269               47,918            644,821
Shares redeemed......................................     (121,472)      (1,661,956)             (28,912)          (401,733)
                                                       --------------------------------------------------------------------
Net increase.........................................      739,930    $  10,009,048              654,046    $     9,305,143
                                                       ====================================================================

                                                                             YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                                   2000                                  1999
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                       --------------------------------------------------------------------
CLASS C SHARES:
Shares sold..........................................    3,673,225    $  50,401,630            5,279,318    $    74,740,313
Shares issued on reinvestment of distributions.......    4,389,810       57,145,620            2,778,323         37,970,523
Shares redeemed......................................   (9,913,396)    (136,256,869)         (12,975,678)      (179,580,059)
                                                       --------------------------------------------------------------------
Net decrease.........................................   (1,850,361)   $ (28,709,619)          (4,918,037)   $   (66,869,223)
                                                       ====================================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Franklin Mutual agreed, through June 30, 2000, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Fund's Board of Directors determines that such expenses would have been higher had the merger not taken place. This expense

 34
PAGE
MUTUAL BEACON FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $169,507 and $77,796, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,449,798,800 was as follows:

Unrealized appreciation.....................................  $ 953,344,374
Unrealized depreciation.....................................   (167,225,680)
                                                              -------------
Net unrealized appreciation.................................  $ 786,118,694
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $224,315. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

                                                                              35
PAGE
MUTUAL BEACON FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $2,337,512,598 and $3,093,485,687, respectively.

Transactions in options written during the year ended December 31, 2000 were as follows:

                                                                  NUMBER
                                                               OF CONTRACTS     PREMIUM
                                                               -------------------------
Options outstanding at December 31, 1999....................           0       $       0
Options written.............................................       1,805         623,604
Options expired.............................................        (321)       (122,558)
Options terminated in closing transactions..................      (1,484)       (501,046)
                                                               -------------------------
Options outstanding at December 31, 2000....................           0       $       0
                                                               =========================

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE           VALUE
-----------------------------------------------------------------------------------------------------------------
            1         Lancer Industries Inc., B...................................       8/11/89       $1,025,641
      488,750         Security Capital European Realty............................       4/08/98        7,118,644
                                                                                                       ----------
TOTAL RESTRICTED SECURITIES (COST $9,780,129) (.19% OF NET ASSETS)................                     $8,144,285
                                                                                                       ==========

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

 36
PAGE
MUTUAL BEACON FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
As of December 31, 2000, the Fund had the following forward exchange contracts outstanding:

                                                                                     IN           SETTLEMENT      UNREALIZED
                                                                                EXCHANGE FOR         DATE        GAIN/(LOSS)
CONTRACTS TO BUY:                                                               --------------------------------------------
----------------
      1,350,000      Canadian Dollars.....................................    U.S.$    892,562     1/31/01      U.S.$    6,900
    159,000,000      Swedish Krona........................................          16,009,263     4/20/01             953,437
                                                                                  ------------                      ----------
                                                                              U.S.$ 16,901,825                  U.S.$  960,337
                                                                                  ============                      ==========
CONTRACTS TO SELL:
-----------------
    105,519,385      Hong Kong Dollars....................................    U.S.$ 13,548,830     1/19/01      U.S.$   16,219
     75,093,245      Canadian Dollars.....................................          51,131,072     1/31/01           1,098,861
  5,753,247,385      Japanese Yen.........................................          51,509,643     3/27/01             409,032
                                                                                   -----------                      ----------
                                                                              U.S.$116,189,545                       1,524,112
                                                                                  ============                      ----------
        Unrealized gain on forward exchange contracts.....................                                      U.S.$2,484,449
                                                                                                                    ----------
CONTRACTS TO BUY:
----------------
     36,289,758      Canadian Dollars.....................................    U.S.$ 24,513,186     1/31/01      U.S.$ (334,489)
                                                                                  ============                      ==========

                                                                              37
PAGE
MUTUAL BEACON FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                                                                                    IN           SETTLEMENT       UNREALIZED
CONTRACTS TO SELL:                                                             EXCHANGE FOR         DATE         GAIN/(LOSS)
                                                                             --------------------------------------------------
------------
     23,308,001      European Unit.......................................    U.S.$ 19,849,278     1/22/01      U.S.$ (2,059,662)
     25,164,728      Canadian Dollars....................................          16,426,311     1/31/01              (340,136)
     47,500,000      European Unit.......................................          40,354,875     1/31/01            (4,312,248)
    172,586,800      Swedish Krona.......................................          17,415,458     1/31/01              (919,678)
     39,036,530      European Unit.......................................          35,774,893     2/15/01              (953,895)
     19,719,959      British Pounds......................................          28,137,944     2/22/01            (1,348,302)
     40,625,000      European Unit.......................................          36,881,213     2/26/01            (1,357,705)
     39,776,174      British Pounds......................................          58,205,271     2/26/01            (1,273,209)
     54,270,285      Swiss Francs........................................          32,007,547     3/13/01            (1,692,625)
     70,214,267      European Unit.......................................          61,512,550     3/14/01            (4,618,147)
    139,336,074      Swedish Krona.......................................          14,521,979     3/15/01              (317,051)
     62,515,371      British Pounds......................................          90,813,502     3/19/01            (2,693,062)
     74,202,000      South African Rand..................................           9,632,860     3/19/01               (89,454)
    535,827,404      Japanese Yen........................................           4,746,781     3/27/01               (11,335)
     45,696,346      British Pounds......................................          67,083,420     4/17/01            (1,284,015)
    335,310,934      Swedish Krona.......................................          33,943,163     4/20/01            (1,829,030)
     34,768,322      European Unit.......................................          29,984,669     4/30/01            (2,813,916)
     41,871,388      European Unit.......................................          36,869,326     5/21/01            (2,656,449)
     60,326,808      British Pounds......................................          86,364,879     5/29/01            (3,917,398)
     44,052,724      Swiss Francs........................................          26,302,160     6/14/01            (1,237,963)
     91,465,275      Swedish Krona.......................................           9,631,618     6/20/01              (152,342)
     34,043,377      European Unit.......................................          31,161,703     6/22/01            (1,004,579)
                                                                                   ----------                        ----------
                                                                             U.S.$787,621,400                       (36,882,201)
                                                                                   ----------                        ----------
        Unrealized loss on forward exchange contracts....................                                          (37,216,690)
                                                                                                                     ----------
          Net unrealized loss on forward exchange contracts..............                                      U.S.$(34,732,241)
                                                                                                                     ----------

 38
PAGE

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Beacon Fund

We have audited the accompanying statement of assets and liabilities of Mutual Beacon Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Beacon Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 26, 2001

                                                                              39
PAGE

MUTUAL BEACON FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $393,029,370 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 10.21% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

 40

PAGE

ANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffery Altman
Raymond Garea
Lawrence Sondike
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)


This report must be preceded or accompanied by the current Mutual Beacon Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


476 A00 02/01               [RECYCLE LOGO] Printed on recycled paper